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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 21, 2004
................................................................................
                Date of Report (Date of earliest event reported)


                         Reality Wireless Networks, Inc.
................................................................................
             (Exact name of registrant as specified in its charter)

                                Nevada 88-0422026
................................................................................
(State or other jurisdiction       (Commission       (IRS Employer
           of incorporation)        File Number)      Identification No.)


          120 W. Campbell Ave., to Suite E, Campbell, California 95008
................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (408) 379-3822
................................................................................
               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

MATERIAL CONTRACTS

On October 27, 2003, Reality Wireless Networks, Inc. ("Reality"), RWNT Acquisition, Inc., a Delaware corporation ("RWNT") and Orange Soda, Inc. ("OS") entered into an Agreement and Plan of Merger ("Merger Agreement"). Pursuant to the Merger Agreement, all of the issued and outstanding shares of OS were exchanged for certain shares of common stock of Reality. Reality also assumed, jointly and severally with OS, all of the obligations and responsibilities of OS in connection with certain convertible debentures (the "Debentures") executed by OS prior to the merger (as more fully described in the Merger Agreement attached hereto) that, by virtue of the merger, convert into 41,000,000 shares of the common stock of Reality (the "Shares"). Per the terms of the Merger Agreement, the Debentures are currently held in escrow and may be converted by the holder of the Debentures from time to time. As a result of the merger, RWNT was merged with and into OS, OS continued as the surviving corporation, and the separate corporate existence of RWNT ceased.

A copy of the Merger Agreement is attached hereto as Exhibit 10.1. The foregoing description is qualified in its entirety by reference to the full text of
Exhibit 10.1.

Reality issued a press release on November 3, 2003, concerning the Merger Agreement, a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K/A, and which is incorporated herein by reference with respect to the matters described therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
NUMBER        DESCRIPTION
------        -----------

10.1 Agreement and Plan of Merger among Reality Wireless Networks, Inc., RWNT Acquisition, Inc., and Orange Soda, Inc.

99.1     Press  Release  issued   November  3,  2003,  to  announce  the  Merger
         Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Reality Wireless Networks, Inc.
                                           (Name of Registrant)


Date:  January 21, 2004
                                            ------------------------------------
                                            By: Victor Romero
                                            Its: President



                                INDEX TO EXHIBITS

Exhibit
NUMBER        DESCRIPTION
------        -----------

10.1 Agreement and Plan of Merger among Reality Wireless Networks, Inc., RWNT Acquisition, Inc., and Orange Soda, Inc.

99.1     Press  Release  issued   November  3,  2003,  to  announce  the  Merger
         Agreement.


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